Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share

NOTE 14 — Earnings Per Share

Basic Earnings Per Share

Basic earnings per share was calculated for the years ended December 31, 2014, 2013 and 2012 using the weighted average number of common and Class B common shares outstanding during the period excluding restricted stock and stock held in escrow.

Diluted Earnings Per Share

For the years ended December 31, 2014, 2013 and 2012, we computed diluted earnings per share using (i) the number of shares of common stock and Class B common stock used in the basic earnings per share calculation as indicated above (ii) if dilutive, the incremental common stock that we would issue upon the assumed exercise of stock options and stock warrants and the vesting of RSUs using the treasury stock method, and (iii) other stock-based commitments.

The following table presents our basic and diluted earnings per share:

	Year Ended December 31,
	2014	2013	2012
	(In thousands, except per share data)
Income from continuing operations attributable to Expedia, Inc.	$398,097	$232,850	$302,710

Earnings per share from continuing operations attributable to Expedia, Inc. available to common stockholders:
Basic	$3.09	$1.73	$2.26
Diluted	2.99	1.67	2.16

Weighted average number of shares outstanding:
Basic	128,912	134,912	134,203

Dilutive effect of:
Options to purchase common stock	4,149	4,495	4,383
Warrants to purchase common stock	—	—	800
Other dilutive securities	107	186	543

Diluted	133,168	139,593	139,929

Outstanding stock awards have been excluded from the calculations of diluted earnings per share attributable to common stockholders because their effect would have been antidilutive were approximately four million for both 2014 and 2013 and approximately one million during 2012.

The earnings per share amounts are the same for common stock and Class B common stock because the holders of each class are legally entitled to equal per share distributions whether through dividends or in liquidation.